UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2006

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Wacker Drive
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 23, 2005, the Audit Committee of the Board of Directors of Morningstar, Inc. (Morningstar) decided to dismiss Deloitte & Touche LLP (Deloitte) as Morningstar’s independent registered public accounting firm, effective as of the date of the filing of Morningstar’s Annual Report on Form 10-K for the fiscal year ending December 31, 2005 and to engage Ernst & Young LLP (E&Y) as Morningstar’s independent registered public accounting firm commencing with the audit for the fiscal year ending December 31, 2006. Accordingly, Deloitte was dismissed as Morningstar’s independent registered public accounting firm on March 16, 2006, the date of the filing of Morningstar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

During Morningstar’s fiscal years ended December 31, 2005 and 2004 and the period from December 31, 2005 through March 16, 2006, there were no disagreements between Morningstar and Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on Morningstar’s consolidated financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte’s audit reports on Morningstar’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

A copy of Deloitte’s letter to the Securities and Exchange Commission dated March 16, 2006 stating whether it agrees with the foregoing statements is incorporated by reference to Exhibit 16.1 to Morningstar’s Current Report on Form 8-K filed on March 17, 2006.

During Morningstar’s fiscal years ended December 31, 2005 and 2004 and the period from December 31, 2005 through March 16, 2006, neither Morningstar, nor anyone on its behalf, consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Morningstar’s consolidated financial statements, and no written report or oral advice was provided by E&Y to Morningstar that E&Y concluded was an important factor considered by Morningstar in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

16.1

Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 16, 2006 is incorporated by reference to Exhibit 16.1 to Morningstar’s Current Report on Form 8-K filed on March 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: March 29, 2006	By:	/s/ Martha Dustin Boudos
	Name:	Martha Dustin Boudos
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1

Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 16, 2006 is incorporated by reference to Exhibit 16.1 to Morningstar’s Current Report on Form 8-K filed on March 17, 2006.